Significant accounting policies (Policies)	12 Months Ended
Jun. 30, 2021
Significant accounting policies
Basis of preparation of financial results

Basis of preparation of financial results

The consolidated financial statements are prepared using the historic cost convention except that, certain items, including derivative instruments, liabilities for cash-settled share-based payments, financial assets at fair value through profit or loss and financial assets designated at fair value through other comprehensive income, are stated at fair value. The consolidated financial results are presented in rand, which is Sasol Limited’s functional and presentation currency, rounded to the nearest million.

The consolidated financial statements are prepared on the going concern basis. Refer to note 2.

Accounting policies

The accounting policies applied in the preparation of these consolidated financial statements are in terms of IFRS and are consistent with those applied in the consolidated annual financial statements for the year ended 30 June 2020, except for the adoption of certain amendments to existing standards as detailed below. These accounting policies are consistently applied throughout the group.

1	Statement of compliance continued

Accounting standards, interpretations and amendments to published accounting standards

In the prior financial year, the group early adopted the Interest Rate Benchmark Reform Phase 1 Amendments to IFRS 9 ‘Financial Instruments’, IAS 39 ‘Financial Instruments: Recognition and Measurement’ and IFRS 7 ‘Financial Instruments: Disclosures’ (Phase 1). These amendments modify specific hedge accounting requirements to allow hedge accounting to continue for affected hedges during the period of uncertainty before the hedged items or hedging instruments are amended as a result of the interest rate benchmark reform. In the current year, the group has elected to early adopt the Interest Rate Benchmark Reform – Phase 2 Amendments to IFRS 9 ‘Financial Instruments’, IAS 39 ‘Financial Instruments: Recognition and Measurement’, IFRS 7 ‘Financial Instruments: Disclosures’, IFRS 4 ‘Insurance Contracts’ and IFRS 16 ‘Leases’ (Phase 2) which was issued in August 2020. In accordance with the transition provisions, the amendments have been adopted retrospectively to hedging relationships and financial instruments. The adoption of the amendments had no impact on the comparative period, and therefore comparative amounts have not been revised, which resulted in no impact on the current period opening reserves amounts on adoption.

Both the Phase 1 and Phase 2 amendments are relevant to the group as the group has exposure to the variable US dollar London Interbank Overnight Rate (LIBOR) through various instruments including term loans, revolving credit facilities, as well as an interest rate swap which has been designated as a hedging instrument in a cash flow hedge.

As a result of the Phase 2 amendments:

●	When the contractual terms of the group’s borrowings are amended as a direct consequence of the interest rate benchmark reform and the new basis for determining the contractual cash flows is economically equivalent to the basis immediately preceding the change, the group changes the basis for determining the contractual cash flows prospectively by revising the effective interest rate. If additional changes are made, which are not directly related to the reform, the applicable requirements of IFRS 9 are applied to the other amendments.
●	When changes are made to the hedging instruments, hedged item and hedged risk as a result of the interest rate benchmark reform, the group will update the hedge documentation without discontinuing the hedging relationship and the cumulative gain or loss in the cash flow hedge accounting reserve will be deemed to be based on the alternative benchmark rate.

The group is still assessing its approach to implementing the transition. As at 30 June 2021 no modifications to any of the group’s derivative or non-derivative financial instruments have been made in response to the reform. Negotiations with counterparties on appropriate changes and resetting of rates are expected to continue in the following months. Management expects that the transition will be concluded on an economically equivalent basis.

The following table contains details of all of our financial instruments at 30 June 2021 which reference the US LIBOR and have not yet transitioned to an alternative interest rate benchmark:

2021
Rm
Financial liabilities measured at amortised cost
US$ term loan	20 699
US$ Revolving credit facility	9 878
Derivative liability
Interest rate swap	2 103
32 680

1	Statement of compliance continued

Furthermore, the Financial Stability Board has initiated a fundamental review and reform of the major interest rate benchmarks tasked globally by financial market participants. This review seeks to replace existing interbank offered rates (IBORs) with alternative risk-free rates (ARRs) to improve market efficiency and mitigate systemic risk across financial markets. The South African Revenue Bank ("SARB") has indicated their intention to move away from Johannesburg Interbank Average Rate (JIBAR) and to create an alternative reference rate for South Africa. This reform is at various stages globally, a suitable alternative for South Africa is only expected to be announced in a few years’ time. Accordingly, there is uncertainty surrounding the timing and manner in which the transition would occur and how this would affect various financial instruments held by the group. Management is monitoring developments in this reform.

The following amendments to IFRS were mandatorily effective for the first time from 1 July 2020:

●	Amendments to IFRS 3 ‘Business Combinations’ on the definition of a ‘business’; and
●	Amendments to IAS 1 ‘Presentation of Financial Statements’ and IAS 8 ‘Accounting Policies, Changes in Accounting Estimates and Errors’ on the definition of ‘material’.

The following amendments to IFRS were early adopted by the group effective from 1 July 2020:

●	Amendments to IFRS 16 ‘Leases’ to extend the optional relief with regards to COVID-19-related rent concessions;
●	Amendments to IAS 1 ‘Presentation of Financial Statements’ and IFRS Practice Statement 2 with regards to the disclosure of accounting policies;
●	Amendments to IAS 8 ‘Accounting Policies, Changes in Accounting Estimates and Errors’ relating to the definition of ‘accounting estimates’; and
●	Amendments to IAS 12 ‘Income Taxes’ relating to deferred tax on assets and liabilities arising from a single transaction.

The adoption of these amendments had no material impact on the consolidated financial statements.

Accounting standards, interpretations and amendments not yet effective

IFRS 17 ‘Insurance Contracts’

IFRS 17 requires insurance liabilities to be measured at a current fulfilment value and provides a more uniform measurement and presentation approach for all insurance contracts. IFRS 17 supersedes IFRS 4 ‘Insurance Contracts’. IFRS 17 is effective for the group from 1 July 2023, will be applied prospectively and is not expected to significantly impact the group.

Amendments to IAS 1 ‘Presentation of Financial Statements’

The amendments provide guidance on the classification of liabilities as current or non-current in the statement of financial position and does not impact the amount or timing of recognition of any asset, liability income or expenses, or the information that entities disclose about those items. They clarify that the classification of liabilities as current or non-current should be based on rights that are in place at the end of the reporting period which enable the reporting entity to defer settlement by at least twelve months. The amendments further make it explicit that classification is unaffected by expectations about whether an entity will exercise its right to defer settlement of a liability. The amendments are effective for the group from 1 July 2023, will be applied retrospectively and are not expected to significantly impact the group.

Changes in disaggregation and presentation

Change in reportable segment information

The reportable segment information has been aligned to the group’s new operating model which came into effect on 1 June 2021. Our new operating model enables improved decision-making in our two businesses, Energy and Chemicals. The new operating model structure reflects how the results are reported to the Chief Operating Decision Maker (CODM). Refer to the Segment information on page 8 for more information.

Change in revenue disaggregation

Pursuant to the change in our operating model, the Chemicals Business has been re-organised into three regional operating segments i.e. Africa, America and Eurasia, supported by four divisions comprising Advanced Materials, Base Chemicals, Essential Care Chemicals and Performance Solutions. All internal and external reporting relating to the Chemicals Business have been rearranged accordingly. Revenue, which was previously disaggregated according to the grouping of product lines under the old operating model, has been updated to reflect the new divisional product lines. The disaggregation of revenue for the Energy segments did not change materially. The comparative figures have also been aligned to the new format. Refer to note 3.

Change in presentation of assets under construction (reclassification)

Assets under construction were previously presented as a separate class of assets on the statement of financial position. From the current year, assets under construction are classified as a separate class of property, plant and equipment. Over the last two years, the LCCP units reaching beneficial operation has resulted in a significant decrease in the balance of assets under construction. Accordingly, the separate classification of assets under construction is no longer relevant to understanding the group’s financial position. The accounting policies in respect of assets under construction have not been amended. The comparative figures have been reclassified. For this financial reporting period the group has presented a third statement of financial position by including a set of numbers as at the beginning of the preceding period to assist with the impact of the reclassification.

1	Statement of compliance continued

Errors in calculation of the South African integrated value chain impairments (revision)

During the year, the Company identified the following prior period errors relating to its impairment calculations:

As part of an independent management review of the South African integrated value chain it was determined that a portion of the gas feedstock purchase cost has erroneously been omitted from the South African integrated value chain impairment assessment since 2015, leading to an overstated valuation of the Company’s gas dependent value chains and therefore the incorrect calculation of impairments to be recognised. This error mainly impacts the Polyethylene, Chlor Vinyls, Chemical Work Up & Heavy Alcohols, Methanol, Ammonia and Wax value chains. Impairments recognised since the 2017 financial year are impacted by this error and are accounted for by correcting the 1 July 2019 opening retained earnings.

During the current year it was determined that the Ammonia CGU carrying value used in the 2020 impairment assessment was understated as a result of an error in the carrying value calculation. The resulting impairment charge was therefore also understated by R1,3 billion, (R937 million, net of tax). The error only impacted the 2020 financial year.

In order to assess the impact of the prior period errors identified, the Company applied SEC Staff Accounting Bulletin (“SAB”) No 108, 'Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements'. SAB No 108 states that registrants must quantify the impact of correcting all misstatements on all periods presented, including both the carryover (iron curtain method) and reversing (rollover method) effects of prior year misstatements on the current year financial statements, and by evaluating the misstatement measured under each method in light of quantitative and qualitative factors. Under SAB No 108, prior year misstatements which, if corrected in the current year would be material to the current year, must be corrected by adjusting prior year financial statements, even though such correction previously was and continues to be immaterial to the prior year financial statements. Correcting prior year financial statements for such immaterial errors does not require previously issued or filed financial statements to be amended.

In accordance with SAB No 99 'Materiality', the Company evaluated the effect of the prior period errors, both quantitatively and qualitatively, and concluded that the correction did not have a material impact on, nor require amendment of, any of the Company’s previously issued or filed financial statements taken as a whole. However, if the adjustments to correct the cumulative errors had been recorded in 2021, the Company believes the impact would have been material to the 2021 annual results and would have impacted comparisons to prior periods.

The conclusions above in terms of SAB No 99 and SAB No 108 are consistent with the requirements of IAS 8 'Accounting Policies, Changes in Accounting Estimates and Errors', as well as principles of IFRS.

1	Statement of compliance continued

Accordingly, the Company has revised its previously reported results and related disclosures as follows:

	As reported on			As adjusted on
	30 June 2019	Reclassification	Revision	1 July 2019
for the year ended 30 June	Rm	Rm	Rm	Rm
Statement of financial position
Property, plant and equipment	233 549	127 764	(3 731)	357 582
Assets under construction	127 764	(127 764)	—	—
Non-current assets	391 953	—	(3 731)	388 222

Deferred tax liability	27 586	—	(1 045)	26 541
Non-current liabilities	195 075	—	(1 045)	194 030

Statement of changes in equity
Retained earnings*	181 416	—	(2 686)	178 730
Total equity	225 795	—	(2 686)	223 109

Income statement
Depreciation and amortisation	(17 968)	—	154	(17 814)
Operating profit before remeasurement items	28 342	—	154	28 496
Remeasurement items	(18 645)	—	(1 417)	(20 062)
Earnings before interest and tax (EBIT)	9 697	—	(1 263)	8 434
Taxation	(3 157)	—	354	(2 803)
Earnings for the year	6 074	—	(909)	5 165

Statement of comprehensive income
Total comprehensive income for the year	7 162	—	(909)	6 253

	Rand	Rand	Rand	Rand
Basic earnings per share	6,97	—	(1,47)	5,50
Headline earnings per share	30,72	—	0,18	30,90
Dilute earnings per share	6,93	—	(1,47)	5,46
Diluted headline earnings per share	30,54	—	0,17	30,71
*	Cumulative error of R1 777 million for financial years preceding 2019 have been corrected by revising the 1 July 2019 opening retained earnings.

1	Statement of compliance continued

	As reported on			As adjusted on
	30 June 2020	Reclassification	Revision*	30 June 2020
for the year ended 30 June	Rm	Rm	Rm	Rm
Statement of financial position
Property, plant and equipment	204 470	27 802	(4 627)	227 645
Assets under construction	27 802	(27 802)	—	—
Non-current assets	301 193	—	(4 627)	296 566

Deferred tax liability	20 450	—	(1 296)	19 154
Non-current liabilities	226 796	—	(1 296)	225 500

Statement of changes in equity
Retained earnings**	90 890	—	(3 331)	87 559
Total equity	159 248	—	(3 331)	155 917

Income statement
Depreciation and amortisation	(22 575)	—	248	(22 327)
Operating (loss)/profit before remeasurement items	(196)	—	248	52
Remeasurement items	(110 834)	—	(1 144)	(111 978)
Loss before interest and tax (LBIT)	(111 030)	—	(896)	(111 926)
Taxation	26 139	—	251	26 390
Loss for the year	(91 272)	—	(645)	(91 917)

Statement of comprehensive income
Total comprehensive loss for the year	(67 354)	—	(645)	(67 999)

	Rand	Rand	Rand	Rand
Basic loss per share	(147,45)	—	(1,04)	(148,49)
Headline loss per share	(11,79)	—	0,29	(11,50)
Dilute loss per share	(147,45)	—	(1,04)	(148,49)
Diluted headline loss per share	(11,79)	—	0,29	(11,50)
*	Including impact of 2019 error. The impact of the Ammonia error was R1,3 billion (R937 million net of tax).
**	Cumulative error of R1 777 million for financial years preceding 2019 have been corrected by revising the 1 July 2019 opening retained earnings.

The revision had no impact on earnings attributable to non-controlling shareholders. The reclassification and revision are non-cash adjustments and therefore do not impact any other line items on the statement of cash flows. The revision impacted the results of the Chemicals Africa segment, refer to page 8.

Turnover

Revenue from contracts with customers is recognised when the control of goods or services has transferred to the customer through the satisfaction of a performance obligation. Group performance obligations are satisfied at a point in time and over time, however the group mainly satisfies its performance obligations at a point in time. For further information on revenue recognition, refer to Segment information on pages 10 to 12.

3Turnover continued

Revenue recognised reflects the consideration that the group expects to be entitled to for each distinct performance obligation after deducting indirect taxes, rebates and trade discounts and consists primarily of the sale of fuels,oil, natural gas and chemical products, services rendered, license fees and royalties. The group allocates revenue based on stand-alone selling prices.

The group enters into exchange agreements with the same counterparties for the purchase and sale of inventory that are entered into in contemplation of one another. When the items exchanged are similar in nature, these transactions are combined and accounted for as a single exchange transaction. The exchange is recognised at the carrying amount of the inventory transferred.

Revenue from arrangements that are not considered contracts with customers, mainly pertaining to franchise rentals, use of fuel tanks and fuel storage, is presented as revenue from other contracts.

The period between the transfer of the goods and services to the customer and the payment by the customer does not exceed 12 months and the group does not adjust for time value of money.

Remeasurement items affecting operating profit

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets. The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment or indication for reversal of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

10Remeasurement items affecting operating profit continued

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

Disposal group held for sale

A non-current asset or disposal group (a business grouping of assets and their related liabilities) is designated as held for sale when its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The classification as held for sale of a non-current asset or disposal group occurs when it is available for immediate sale in its present condition and the sale is highly probable. A sale is considered highly probable if management is committed to a plan to sell the non-current asset or disposal group, an active divestiture programme has been initiated, the non-current asset or disposal group is marketed at a price reasonable to its fair value and the disposal will be completed within one year from classification.

Where a disposal group held for sale will result in the loss of control or joint control of a subsidiary or joint operation, respectively, all the assets and liabilities of that subsidiary or joint operation are classified as held for sale, regardless of whether a non- controlling interest in the former subsidiary or an ongoing interest in the joint operation is to be retained after the sale.

Where a disposal group held for sale will result in the loss of joint control of a joint venture or significant influence of an associate, the full investment is classified as held for sale. Equity accounting ceases from the date the joint venture or associate is classified as held for sale.

Before classification of a non-current asset or disposal group as held for sale, it is reviewed for impairment. The impairment loss charged to the income statement is the excess of the carrying amount of the non-current asset over its expected fair value less costs to sell.

No depreciation or amortisation is provided on non-current assets from the date they are classified as held for sale.

Income tax charge

The income tax charge is determined based on net income before tax for the year and includes current tax, deferred tax and dividend withholding tax.

The current tax charge is the tax payable on the taxable income for the financial year applying enacted or substantively enacted tax rates and includes any adjustments to tax payable in respect of prior years.

15	Deferred tax continued

Deferred tax is provided for using the liability method, on all temporary differences between the carrying amount of assets and liabilities for accounting purposes and the amounts used for tax purposes and on any tax losses using enacted or substantively enacted tax rates at the reporting date that are expected to apply when the asset is realised or liability settled.

Deferred tax assets and liabilities are offset when the related income taxes are levied by the same taxation authority, there is a legally enforceable right to offset and there is an intention to settle the balances on a net basis.

Treasury shares

When Sasol Limited’s shares are repurchased by a subsidiary, the amount of consideration paid, including directly attributable costs, is recognised as a deduction from shareholders’ equity. Repurchased shares are classified as treasury shares and are disclosed as a deduction from total equity. Where such shares are subsequently reissued, any consideration received is included in the statement of changes in equity.

Long-term debt

Debt, which constitutes a financial liability, includes short-term and long-term debt. Debt is initially recognised at fair value, net of transaction costs incurred and is subsequently stated at amortised cost. Debt is classified as short-term unless the borrowing entity has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Debt is derecognised when the obligation in the contract is discharged, cancelled or has expired. Premiums or discounts arising from the difference between the fair value of debt raised and the amount repayable at maturity date are charged to the income statement as finance expenses based on the effective interest rate method. A debt modification gain or loss is recognised immediately when a debt measured at amortised cost has been modified.

Leases

At contract inception all arrangements are assessed to determine whether it is, or contains, a lease. At the commencement date of the lease, the group recognises lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include:

●	fixed payments (including in-substance fixed payments) less any lease incentives receivable;
●	variable lease payments that depend on an index or a rate;
●	amounts expected to be paid under residual value guarantees;
●	the exercise price of a purchase option reasonably certain to be exercised;
●	payments of penalties for terminating the lease, if the lease term reflects the group exercising the option to terminate; and
●	lease payments to be made under reasonably certain extension options.

Variable lease payments that do not depend on an index or a rate are recognised as expenses (unless they are capitalised as part of the cost of inventories or assets under construction) in the period in which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, the group uses its incremental borrowing rate at the lease commencement date because the interest rate implicit in the lease is generally not readily determinable. The incremental borrowing rate is the rate that the group would have to pay to borrow the funds necessary to obtain an asset of similar value to the right of use asset in a similar economic environment with similar terms, security and conditions.

After the commencement date, finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

The carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the lease payments (e.g., changes to future payments resulting from a change in an index or rate used to determine such lease payments) or a change in the assessment of an option to purchase the underlying asset.

The group applies the recognition exemptions to short-term leases (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option) and leases of assets that are considered to be low value. Lease payments on short-term leases and leases of low-value assets are recognised as expenses over the lease term.

Right of use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right of use assets includes:

●	the amount of the initial measurement of lease liability;
●	any lease payments made at or before the commencement date less any lease incentives received;
●	any initial direct costs; and
●	restoration costs.

Right of use assets are generally depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis. If the group is reasonably certain to exercise a purchase option, the right of use asset is depreciated over the underlying asset’s useful life. The depreciation charge is recognised in the income statement unless it is capitalised as part of the cost of inventories or assets under construction.

The right of use assets are also subject to impairment. Refer to the accounting policies in the note on Remeasurement items affecting profit or loss.

Property, Plant and Equipment

Property, plant and equipment is stated at cost less accumulated depreciation and accumulated impairment losses. Land is not depreciated.

When plant and equipment comprises major components with different useful lives, these components are accounted for as separate items.

Depreciation of mineral assets on producing oil and gas properties is based on the units-of-production method calculated using estimated proved developed reserves.

Life-of-mine coal assets are depreciated using the units-of-production method and is based on proved and probable reserves assigned to that specific mine (accessible reserves) or complex which benefits from the utilisation of those assets. Other coal mining assets are depreciated on the straight-line method over their estimated useful lives.

Depreciation of property acquisition costs, capitalised as part of mineral assets in property, plant and equipment, is based on the units-of-production method calculated using estimated proved reserves.

Property, plant and equipment, other than mineral assets, is depreciated to its estimated residual value on a straight-line basis over its expected useful life.

Assets under construction

Assets under construction

Assets under construction include land and expenditure capitalised for work in progress in respect of activities to develop, expand or enhance items of property, plant and equipment. The cost of self-constructed assets includes expenditure on materials, direct labour and an allocated proportion of project overheads. Cost also includes the estimated costs of dismantling and removing the assets and site rehabilitation costs to the extent that they relate to the construction of the asset as well as gains or losses on qualifying cash flow hedges attributable to that asset. When regular major inspections are a condition of continuing to operate an item of property, plant and equipment, and plant shutdown costs will be incurred, an estimate of these shutdown costs are included in the carrying value of the asset at initial recognition. Land acquired, as well as costs capitalised for work in progress in respect of activities to develop, expand or enhance items of property, plant and equipment are classified as part of assets under construction.

Finance expenses in respect of specific and general borrowings are capitalised against qualifying assets as part of assets under construction. Where funds are borrowed specifically for the purpose of acquiring or constructing a qualifying asset, the amount of finance expenses eligible for capitalisation on that asset is the actual finance expenses incurred on the borrowing during the period less any investment income on the temporary investment of those borrowings.

Where funds are made available from general borrowings and used for the purpose of acquiring or constructing qualifying assets, the amount of finance expenses eligible for capitalisation is determined by applying a capitalisation rate to the expenditures on these assets. The capitalisation rate of 4,6% (2020 – 4,9)% is calculated as the weighted average of the interest rates applicable to the borrowings of the group that are outstanding during the period, including borrowings made specifically for the purpose of obtaining qualifying assets once the specific qualifying asset is ready for its intended use. The amount of finance expenses capitalised will not exceed the amount of borrowing costs incurred.

Equity accounted investments

The financial results of associates and joint ventures are included in the group’s results according to the equity method from acquisition date until the disposal date. Associates and joint ventures whose financial year-ends are within three months of 30 June are included in the consolidated financial statements using their most recently audited financial results. Adjustments are made to the associates’ and joint ventures financial results for material transactions and events in the intervening period.

Subsidiaries

Control is obtained when Sasol is exposed, or has rights, to variable returns from its involvement with the subsidiary and has the ability to affect those returns through our power over the subsidiary.

The financial results of all entities that have a functional currency different from the presentation currency of their parent entity are translated into the presentation currency. Income and expenditure transactions of foreign operations are translated at the average rate of exchange for the year except for significant individual transactions which are translated at the exchange rate ruling at that date. All assets and liabilities, including fair value adjustments and goodwill arising on acquisition, are translated at the rate of exchange ruling at the reporting date. Differences arising on translation are recognised as other comprehensive income and are included in the foreign currency translation reserve.

Inventories

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)

Process, maintenance and other materials	Weighted average purchase price

Work-in-progress	Manufacturing costs incurred

Manufactured products including consignment inventory	Manufacturing costs according to FIFO

Trade and other receivables

Trade and other receivables are recognised initially at transaction price and subsequently stated at amortised cost using the effective interest rate method, less impairment losses. A simplified expected credit loss model is applied for recognition and measurement of impairments in trade receivables, where expected lifetime credit losses are recognised from initial recognition, with changes in loss allowances recognised in profit and loss. The group did not use a provisional matrix. Trade and other receivables are written off where there is no reasonable expectation of recovering amounts due. The trade receivables do not contain a significant financing component.

Trade and other payables

Trade and other payables are initially recognised at fair value and subsequently stated at amortised cost. Capital project related payables are excluded from working capital, as the nature and risks of these payables are not considered to be aligned to operational trade payables.

Cash and cash equivalents

Cash and cash equivalents comprises cash on hand, cash restricted for use, bank overdraft, demand deposits and other short-term highly liquid investments with a maturity period of three months or less at date of purchase. Cash and cash equivalents are stated at carrying amount which is deemed to be fair value. Bank overdrafts are offset against cash and cash equivalents in the statement of cash flows.

Cash restricted for use comprises cash and cash equivalents which are not available for general use by the group, including amounts held in escrow, trust or other separate bank accounts.

Provisions

Estimated long-term environmental provisions, comprising pollution control, rehabilitation and mine closure, are based on the group’s environmental policy taking into account current technological, environmental and regulatory requirements. The provision for rehabilitation is recognised as and when the environmental liability arises. To the extent that the obligations relate to the construction of an asset, they are capitalised as part of the cost of those assets. The effect of subsequent changes to assumptions in estimating an obligation for which the provision was recognised as part of the cost of the asset is adjusted against the asset. Any subsequent changes to an obligation which did not relate to the initial construction of a related asset are charged to the income statement. The increase in discounted long-term provisions as a result of the passage of time is recognised as a finance expense in the income statement.

The estimated present value of future decommissioning costs, taking into account current environmental and regulatory requirements, is capitalised as part of property, plant and equipment, to the extent that they relate to the construction of the asset, and the related provisions are raised. These estimates are reviewed at least annually.

Deferred tax is recognised on the temporary differences in relation to both the asset to which the obligation relates to and rehabilitation provision.

Termination benefits are recognised as a liability at the earlier of the date of recognition of restructuring costs or when the group is demonstrably committed, without realistic possibility of withdrawal, to a formal detailed plan to either terminate employment before normal retirement date, or to provide termination benefits as a result of an offer made to encourage voluntary redundancy. In the case of an offer to encourage voluntary redundancy, the termination benefits are measured based on the number of employees expected to accept the offer. Benefits that are expected to be wholly settled more than 12 months after the end of the reporting period are discounted to their present value.

Post-retirement benefit obligations

The group operates or contributes to defined contribution pension plans and defined benefit pension plans for its employees in certain of the countries in which it operates. These plans are generally funded through payments to trustee-administered funds as determined by annual actuarial calculations.

Defined contribution pension plans are plans under which the group pays fixed contributions into a separate legal entity and has no legal or constructive obligation to pay further amounts. Contributions to defined contribution pension plans are charged to the income statement as an employee expense in the period in which the related services are rendered by the employee.

35	Post-retirement benefit obligations continued

The group’s net obligation in respect of defined benefit pension plans is actuarially calculated separately for each plan by deducting the fair value of plan assets from the gross obligation for post-retirement benefits. The gross obligation is determined by estimating the future benefit attributable to members in return for services rendered to date.

This future benefit is discounted to determine its present value, using discount rates based on government bonds for South African obligations, and corporate bonds in Europe and the US, that have maturity dates approximating the terms of the group’s obligations and which are denominated in the currency in which the benefits are expected to be paid. Independent actuaries perform this calculation annually using the projected unit credit method.

Defined contribution members employed before 2009 have an option to purchase a defined benefit pension with their member share. This option gives rise to actuarial risk, and as such, these members are accounted for as part of the defined benefit fund and are disclosed as such.

Past service costs are charged to the income statement at the earlier of the following dates:

●	when the plan amendment or curtailment occurs; and
●	when the group recognises related restructuring costs or termination benefits.

Actuarial gains and losses arising from experience adjustments and changes to actuarial assumptions, the return on plan assets (excluding amounts included in net interest on the defined benefit liability/(asset)) and any changes in the effect of the asset ceiling (excluding amounts included in net interest on the defined benefit liability/(asset)) are remeasurements that are recognised in other comprehensive income in the period in which they arise.

Where the plan assets exceed the gross obligation, the asset recognised is limited to the lower of the surplus in the defined benefit plan and the asset ceiling, determined using a discount rate based on government bonds.

Surpluses and deficits in the various plans are not offset.

The entitlement to healthcare benefits is usually based on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued on a systematic basis over the expected remaining period of employment, using the accounting methodology described in respect of defined benefit pension plans above. Independent actuaries perform the calculation of this obligation annually.

Share-based payment transactions

To the extent that an entity grants shares or share options in a BEE transaction and the fair value of the cash and other assets received is less than the fair value of the shares or share options granted, such difference is charged to the income statement in the period in which the transaction becomes effective. Where the BEE transaction includes service conditions the difference will be charged to the income statement over the period of these service conditions. Trickle dividends paid to participants during the transaction term are taken into account in measuring the fair value of the award. As the funds to pay the trickle dividend are leaving the Company, a corresponding share of earnings will be allocated to the non-controlling shareholders.

The equity-settled schemes allow certain employees the right to receive ordinary shares in Sasol Limited after a prescribed period. Such equity-settled share-based payments are measured at fair value at the date of the grant. The fair value determined at the grant date of the equity-settled share-based payments is charged as employee costs, with a corresponding increase in equity, on a straight-line basis over the period that the employees become unconditionally entitled to the shares, based on management’s estimate of the shares that will vest and adjusted for the effect of non-market-based vesting conditions. These equity-settled share-based payments are not subsequently revalued
Derivative financial instruments and hedging activities

Derivative financial instruments and hedging activities

The group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The group uses derivative instruments to hedge its exposure to these risks.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Hedge accounting

The group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.